Exhibit 10.26.4

AMENDMENT NO. 4

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 4 (“Amendment”), effective as of March 31, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment II: Software Development Supplemental Terms and Conditions, delete Section 7.1 in its entirety and replace with the following:

“7.1 Maintenance and Support. Provided Ford pays the applicable maintenance and support fees as set forth in Attachment V – Pricing and Royalty, Supplier will provide standard maintenance support for the Developed Software and Licensed Software [*****] during the Initial Term. Such maintenance support shall consist of: [*****], attached hereto as Exhibit AA and incorporated by reference herein. In particular, TeleNav will provide a dedicated team to provide on-going liaison with Ford for [*****] support beyond the launch phase through [*****]. This team will consist of a project manager, lead engineer and support engineers. This team will act as the central interface for Ford engineering and will be responsive to [*****] topics raised by Ford across all regions. To provide further clarity, any reference in the Agreement to Supplier’s obligation to provide software updates is hereby deleted.”

2.	Agreement, Attachment V: Pricing and Royalty, after Section 2 (NRE), add the following new subsection:

“2a. Maintenance and Support Fees. For the period of [*****] to [*****], the maintenance and support fees shall be [*****] for each of the [*****] and [*****] regions for standard maintenance and support for the Developed Software and Licensed Software. Thereafter the maintenance and support fees shall be [*****] per supported region for standard maintenance and support for the Developed Software and Licensed Software.

The maintenance and support fees above are based on the Specifications existing as of the Amendment Effective Date, and if such Specifications should materially change in accordance with Attachment II, Section 8, the parties will renegotiate such fees in good faith to take account of such changes.

Annual maintenance and support will begin on the initial launch date of the Ford Sync Vehicle for each region.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	Software Buyer	Title:	Chief Financial Officer

Date:	March 31, 2011	Date:	3/31/11

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EXHIBIT AA

Points of Contact

•	Manager of TeleNav Dealer Support: Zach Schneider

Email: [email]

Direct Contact: [phone]

•	Escalations: Jonathon Biala

Email: [email]

Direct Contact: [phone]

•	Director of Customer Support: Dennis Fukuyama

Email: [email]

Direct Contact: [phone]

•	TeleNav Development: Shashi Kaushik

Email: [email]

Direct Contact: [phone]

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